UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2025

Whitestone REIT
(Exact name of registrant as specified in charter)
Maryland	001-34855	76-0594970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 South Gessner, Suite 500,	77063
Houston, Texas
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 827-9595
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule #14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, par value $0.001 per share	WSR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01         Changes in Registrant’s Certifying Accountant.

On July 21, 2025, Whitestone REIT (the “Company”) was notified that Pannell Kerr Forster of Texas, P.C. (“PKF”), the Company’s independent registered public accounting firm, entered into a transaction with Withum Smith+Brown, PC (“Withum”) pursuant to which certain of the professional staff and partners of PKF joined Withum due to the acquisition of certain assets of PKF by Withum. On July 21, 2025, PKF resigned as the auditors of the Company, and with the approval of the Audit Committee of the Company’s Board of Directors, Withum was engaged as the Company’s independent registered public accounting firm.

The reports of PKF on the Company’s consolidated financial statements and the effectiveness of internal control over financial reporting for the years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through July 21, 2025, there were (i) no “disagreements,” as defined in Item 304(a)(1)(iv) of Regulation S-K between the Company and PKF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to PKF’s satisfaction, would have caused PKF to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such period and (ii) no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PKF with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “Commission”) and requested that PKF furnish the Company with a letter addressed to the Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of PKF’s letter, dated July 21, 2025, is filed as Exhibit 16.1 hereto and is incorporated herein by reference.

During the years ended December 31, 2024 and 2023, and the subsequent interim period through July 21, 2025, neither the Company nor anyone acting on its behalf consulted with Withum regarding: (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Withum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K; or (iii) any “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

16.1	Letter dated July 21, 2025 from Pannell Kerr Forster of Texas, P.C. to the Securities and Exchange Commission.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT
(Registrant)

Date:	July 21, 2025	By: /s/ David K. Holeman
Name: David K. Holeman Title: Chief Executive Officer